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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                November 15, 2002
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                Date of Report (Date of earliest event reported)



                          CARCO AUTO LOAN MASTER TRUST
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             (Exact name of registrant as specified in its charter)



State of New York                 000-19452                 Not Applicable
-----------------                 ----------------          ------------------
(State or other jurisdiction      (Commission File          (I.R.S. Employer
of incorporation)                 Number)                   Identification No.)


              27777 Inkster Road, Farmington Hills, Michigan 48334
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               (Address of principal executive offices) (Zip Code)



                                 (248) 427-2565
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On the payment date November 15, 2002, payments were made to the holders of CARCO Auto Loan Master Trust, Asset Backed Certificates.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statement of businesses acquired:

                           None

                  (b)      Pro forma financial information:

                           None

         (c)      Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed Certificates, relating to the November 15,
                                                  2002 Payment Date.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARCO Auto Loan Master Trust
                                                     (Registrant)

                                    By:  DaimlerChrysler Services North America
                                    LLC, as Administrator


Date:  November 25, 2002            By:     /s/ J. S. Bodner
                                         ---------------------------------------
                                            J. S. Bodner
                                            Assistant Controller - Controlling

























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                                INDEX TO EXHIBITS


   Exhibit No.           Description


       99 Monthly report to holders of the Asset Backed Certificates, relating to the November 15, 2002 Payment Date.
























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